INDEPENDENT AUDITOR’S REPORT
To the Partners of
Bowdoinham Associates
(A Maine Limited Partnership)
We have audited the accompanying balance sheets of Bowdoinham Associates as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, The Partnership has determine that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting, Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances; but not for the purpose of expressing are opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion,
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bowdoinham Associates as of December 31, 2045 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Bowdoinham Associates’ internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Dauby O’Connor & Zaleski., LLC
Certified Public Accountants
March 3, 2006
Carmel, Indiana

INDEPENDENT AUDITOR’S REPORT
To the Partners of Harbor
Hill Associates
(A Maine Limited Partnership)
     We have audited the accompanying balance sheets of Harbor Hill Associates as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years them ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United Mates). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbor Till Associates as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years them ended in conformity with accounting principles generally accepted in the United States of America.
     In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Harbor Hill Associates’ internal control and can our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
     Our audits were conducted for the purpose of forming an opinion of the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all materially respects in relation to the basic financial statements taken as a whole.
Dauby O’Connor & Zaleski, LLC
Certified Public Accountants
March 3, 2006
Carmel, IN

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Maple Tree Associates
(A. Maine Limited Partnership)
     We have audited the accompanying balance sheets of Maple Tree Associates as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, The Partnership had determined that it is not required to have, nor we were engaged to perform, an audit of its internal control aver financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing; audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting, Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maple Tree Associates as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
     In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Maple Tree Associates’ internal control and can our tests of its compliance with certain previsions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects its relation to the basic financial statements taken as a whole,
Dauby O’Connor & Zaleskii
Carmel, IN
March 3, 2006

INDEPENDENT AUDITOR’S REPORT
To the Partners of Sara Pepper Associates
(A Maine Limited Partnership)
     We have audited the accompanying balance sheets of Sara Pepper Associates as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership had determined that it is not required to have, near we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting, Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sara Pepper Associates as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
     In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Sara Pepper Associates’ internal control and on our tests of its compliance with certain of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed our accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits
     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Dauby O’Connor & Zaleski
Carmel, Indiana
March 3, 2006

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Wilder Associates
(A Maine Limited Partnership)
     We have audited the accompanying balance sheets of Wilder Associates as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Amounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, The Partnership had determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates trade by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wilder Associates as of December 31, 2045 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
     In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Wilder Associates’ internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in. all material respects in relation to the basic financial statements taken as a whole.
Dauby O’Connor & Zaleski, LLC
Carmel, Indiana
March 3, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Silver Pines Associates
(A Maine Limited Partnership)
     We have audited the accompanying balance sheets of Silver Pines Associates as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits,
     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States), Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, The ‘Partnership had determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Silver Pines Associates as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
     In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Silver Pines Associates’ internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction wish this report in considering the results of our audit.
     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis mid is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
DAUBY O’CONNOR & ZALESKI
March 3, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Belen Apartments, A Limited Partnership
We have audited the accompanying balance sheets of Belen Apartments, A Limited Partnership, as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Belen Apartments, A Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of the Belen Apartments, A Limited Partnership’s internal control over financial reporting and on our test of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation the basic financial statements taken as a whole.
RUCKI & MARSHALL, C.P.A.’S, PC
Sheridan, Wyoming
January 31, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Brookhollow Manor, Ltd.
I have audited the accompanying balance sheet of Brookhollow Manor, Ltd. as of December 31, 2003 and, 2002, an related statements of operations, partners’ equity (deficit), and cash flow for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with accounting principles generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the accompanying financial statements referred to above present failry, in all material respects, the financial position of Brookhollow Manor, Ltd. as of December 31, 2003 and 2002, and the results of its operation and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, I have also issued my reports dated March 27, 2004, on my consideration of Brookhollow Manor, Ltd.’s internal control and on its compliance with laws and regulations.
LEE E. SHAFER, P.C,
Houston, Texas
March 27, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Carthage Court Housing Company
We have audited the accompanying balance sheets of Carthage Court Housing Company as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carthage Court Housing Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated January 29, 2004 on our consideration of Carthage Court Housing Company’s internal control structure and its compliance with laws and regulations.
FECTEAU & COMPANY, PLLC
Albany, New York
January 29, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Fredericktown Associates II, L.P.
DBA Fredericktown Apartments II
Clarkston, MO 63837
We have audited the accompanying balance sheets of Fredericktown Associates II, L.P. (a limited partnership) DBA Fredericktown Apartments II as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility Is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasbriable basis for our opinion.
In our opinion, the financial statements referred to above present fairly. in all material respects. the financial position of Fredericktown Associates, II, L.P. (a limited partnership) DBA Fredericktown Apartments II as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generallly accepted in the United States of America.
Our audits were performed for the purpose of forming an opinion on the basic financial statements of Fredericktown Associates 11, LP. taken as a whole. The supplementary data included on pages 13-14 is not necessary for a fair presentation of the financial statements, but is presented for purposes of additional analysis, As required by the United States Department of Agriculture Office of Rural Development, this supplementary data has been subjected to the same tests and other procedures applied In the audits of the statements mentioned above, and in our opinion, is fairly presented in all material respects In relation to the financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated January 23, 2004, on our consideration of Fredericktown Associates II, L.P.’s Internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
COFFMAN, EADS, CAPPS, SUMMERS & DUNCAN
Poplar Bluff, Missouri
January 23, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Immokalee RRH, Ltd.
We have audited the accompanying balance sheets of Immokalee RRH, Ltd. (a Florida Limited Partnership), USDA-RD Project No.:09-011-263201371 as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity/(deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standard , issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Immokalee RRH, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-011-263201371, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity/(deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 2, 2003 on our consideration of Immokalee RRH, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements taken as a whole.
JAMES KNUTZEN & ASSOCIATES, C.P.A.’S, P.A.
Jacksonville, Florida
February 2, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Kersey Apartments, A Limited Partnership
Sheridan, Wyoming 82801
We have audited the accompanying balance sheets of Kersey Apartments, A Limited Partnership, as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Kersey Apartments, A Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of the Kersey Apartments, A Limited Partnership’s internal control over financial reporting and on our test of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation the basic financial statements taken as a whole.
RUCKI & MARSHALL, C.P.A.’S, PC
Sheridan, Wyoming
January 31, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners,
Lovington Housing Associates Limited Partnership
d.b.a. Southview Place Apartments
We have audited the accompanying balance sheets of Lovington Housing Associates Limited Partnership as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lovington Housing Associates Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards issued by the Comptroller General of the United States, we have also issued a report dated January 22, 2004, on our consideration of Lovington Housing Associates Limited Partnership’s internal control structure and a report dated January 22, 2004, on its compliance with laws and regulations.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on Pages 19 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such inforination has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
KENNETH C. BOOTHE AND COMPANY, P.C.
Big Spring, Texas
January 22, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners,
Middleburg Associates, Ltd.
We have audited the accompanying balance sheets of Middleburg Associates, Ltd. (a Florida Limited Partnership), USDA-RD Project No.:09-010-592892902 as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Middleburg Associates, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-010-592892902, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Govermnent Auditing Standards, we have also issued our report dated February 2, 2004 on our consideration of Middleburg Associates, Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Accounting Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were performed for the purpose of forn-iing an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
JAMES KNUTZEN & ASSOCIATES, C.P.A.’S, P.A.
Jacksonville, Florida
February 2, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Nicollet Island Historic Homes
Saint Paul, Minnesota
We have audited the accompanying balance sheets of Nicollet Island Historic Homes (A Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nicollet Island Historic Homes as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 10 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MAHONEY ULBRICH CHRISTIANSEN RUSS P.A.
Saint Paul, Minnesota
January 20, 2004

INDEPENDENT AUDITOR’S REPORT
The Partners
Paige Hall Limited Partnership
Minneapolis, Minnesota
We have audited the accompanying balance sheets of Paige Hall Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paige Hall Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 9 and 10 are presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MAHONEY ULBRICH CHRISTIANSEN RUSS P.A.
Saint Paul, Minnesota
January 19, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pine Knoll Development Company
D/B/A/ Pine Knoll Manor
Dunn, North Carolina
We have audited the accompanying balance sheets of Pine Knoll Development Company (a North Carolina limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pine Knoll Development Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 23, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BERNARD ROBINSON & COMPANY, L.L.P.
January 23, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Riverplace Apartments Limited Partnership
We have audited the accompanying balance sheet of Riverplace Apartments Limited Partnership as of December 31, 2003, and the related statements of operations, partners’ capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The 2002 financial statements and supplemental information were audited by Joseph D. Kalicka & Company, LLP, whose report dated January 17, 2003 expressed an unqualified opinion on those financial statements. On January 1, 2004, Joseph D. Kalicka & Company, LLP and Meyers Brothers, P.C. merged and became Meyers Brothers Kalicka, P.C.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Riverplace Apartments Limited Partnership as of December 31, 2003, and the results of operations, partners’ capital and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in this report is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MEYERS BROTHERS KAILICKA, PC
Holyoke, Massachusetts
January 14, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Shelbyville FH, Ltd.
We have audited the accompanying balance sheets of Shelbyville FH, Ltd. (a Tennessee limited partnership), RHS Project No.: 48 002 621246065, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shelbyville FH, Ltd. As of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with generally accepted accounting principles.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 and 17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have a report dated March 12, 2004 on our consideration of FH, Ltd.’s internal control over financial reporting and our test of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an of this audit and should be read in conjunction with this report.
GLOVER & GLOVER
Brentwood, Tennessee
March 12 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Suncrest, Ltd.
We have audited the accompanying balance sheets of Suncrest, Ltd. (a Tennessee limited partnership), RHS Project No.: 48 015 621251107, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Suncrest, Ltd. As of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with generally accepted accounting principles.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 15 and 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated March,12, 2004 on our consideration of Suncrest, Ltd.’s internal control over financial reporting and our test of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of this audit and should be read in conjunction with this report.
GLOVER & GLOVER
Brentwood, Tennessee
March 12 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Warren Properties, Ltd.
We have audited the accompanying balance sheets of Warren Properties, Ltd, (a Tennessee limited partnership), RHS Project No.: 48 089 621237357, as of December 31 2003 and 2002, and the related statements of operations, partners equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Warren Properties, Ltd. as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with generally accepted accounting principles.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 and 17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated March 12, 2004 on our consideration of Warren Properties, Ltd.’s internal control over financial reporting and our test of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of this audit and should be read in conjunction with this report.
GLOVER & GLOVER
Brentwood, Tennessee
March 12 2004